Exhibit 4.3

NUMBER FTR	[Logo]	SHARES
FIBERTOWER CORPORATION
COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA,	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS
JERSEY CITY, NJ AND NEW YORK, NY		CUSIP 31567R 10 0

This Certifies that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

FIBERTOWER CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[Corporate Seal]
PRESIDENT AND CHIEF EXECUTIVE OFFICER		SECRETARY

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.

TRANSFER AGENT
AND REGISTRAR

BY
AUTHORIZED SIGNATURE

[Reverse of Certificate]

FIBERTOWER CORPORATION

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT — .............................. Custodian ..............................
TEN ENT	—	as tenants by the entireties	(Cust)	(Minor)
JT TEN	—	as joint tenants with right of	under Uniform Gifts to Minors
		survivorship and not as tenants	Act .....................................................................
		in common	(State)
UNIF TRF MIN ACT — ......................... Custodian (until age ...................)
(Cust)
................................ under Uniform Transfers
(Minor)
to Minors Act .................................................
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	☒

☒
	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.